                                                                   EXHIBIT 99.2

                             HALMODE APPAREL, INC.

                             FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1993 AND 1992

                                   AND

                      INDEPENDENT AUDITORS' REPORT

                          HALMODE APPAREL, INC.

                          FINANCIAL STATEMENTS

               YEARS ENDED DECEMBER 31, 1993 AND 1992



                          TABLE OF CONTENTS


Independent Auditors' Report                                        1

Financial Statements

 Balance Sheet                                                      2

 Statement of Income and Retained Earnings                          3

 Statement of Cash Flows                                            4

 Notes to Financial Statements                                    5-11


                    INDEPENDENT AUDITORS' REPORT
                    ----------------------------



TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF HALMODE APPAREL, INC.


           We have audited the accompanying balance sheet of HALMODE APPAREL, INC. as of December 31, 1993 and 1992, and the related statements of income and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

           We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

           In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HALMODE APPAREL, INC. as of December 31, 1993 and 1992, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.



                                  /s/ FRIEDMAN ALPREN & GREEN




February 11, 1994

                                                       HALMODE APPAREL, INC.

                                                           BALANCE SHEET

                                                     DECEMBER 31, 1993 AND 1992


                                    ASSETS
                                    ------

                                                                      1993             1992
                                                                   ----------      -----------
Current assets
 Cash                                                              $ 1,637,461     $   383,780
 Accounts receivable, less allowances for sales
  discounts and doubtful accounts of $657,000
  and $768,000 - Notes 2 and 5                                      16,311,637      16,559,205
 Inventories - Notes 1, 3 and 5                                     12,853,319      17,373,295
 Prepaid expenses and other current assets                             934,947         681,609
                                                                   -----------     -----------
            Total current assets                                    31,737,364      34,997,889

Property, plant and equipment - at cost, less
  accumulated depreciation and amortization -
  Notes 1, 4 and 5                                                   1,935,865       2,219,833

Cash surrender value of life insurance, less loans
  of $643,786 and $685,128                                             209,636          95,813
Security deposits and other assets                                     197,463         196,656
                                                                   -----------     -----------
                                                                   $34,080,328     $37,510,191
                                                                   ===========     ===========

                               LIABILITIES AND STOCKHOLDERS' EQUITY
                               ------------------------------------

Current liabilities
 Loan payable, banks - Note 2                                      $11,970,000     $14,760,000
 Current maturities of long-term debt - Note 5                       1,313,000       1,313,562
 Accounts payable                                                    2,735,104       3,356,961
 Accrued expenses and other current liabilities                      1,788,842       1,604,322
 Income taxes payable                                                   64,472          80,866
                                                                   -----------     -----------
            Total current liabilities                               17,871,418      21,115,711
                                                                   -----------     -----------
Long-term debt, less current maturities - Note 5                     1,257,427       3,267,694
                                                                   -----------     -----------
Commitments - Note 9                                                     -               -

Stockholders' equity
 Common stock, $.20 par value; 1,000,000 shares
   authorized, 874,632 shares issued                                   174,926         174,926
 Capital in excess of par value                                      9,381,022       9,381,022
 Retained earnings                                                  21,634,883      19,810,186
                                                                   -----------     -----------
                                                                    31,190,831      29,366,134

  Less - Treasury stock, at cost - 766,784 shares                   16,239,348      16,239,348
                                                                   -----------     -----------
            Total stockholders' equity                              14,951,483      13,126,786
                                                                   -----------     -----------
                                                                   $34,080,328     $37,510,191
                                                                   ===========     ===========

The accompanying notes are an integral part of these financial statements.

                                                       HALMODE APPAREL, INC.

                                             STATEMENT OF INCOME AND RETAINED EARNINGS

                                               YEARS ENDED DECEMBER 31, 1993 AND 1992




                                                                             1993                                1992*
                                                                   ------------------------            ----------------------

                                                                       Amount           %                Amount           %
                                                                   ------------       -----            ------------     -----

Net sales                                                          $134,354,469       100.0%           $126,830,095     100.0%

Cost of sales                                                        96,791,196        72.0              89,311,031      70.4
                                                                   ------------       -----            ------------     -----

     Gross profit                                                    37,563,273        28.0              37,519,064      29.6

Selling, general and administrative
 expenses                                                            27,261,576        20.3              28,336,507      22.3
                                                                   ------------       -----            ------------     -----

     Income before income taxes                                      10,301,697         7.7               9,182,557       7.3

Income taxes                                                            252,000          .2                 255,000        .2
                                                                   ------------       -----            ------------     -----

     Net income                                                      10,049,697         7.5%              8,927,557       7.1%
                                                                                      =====                             =====

Retained earnings, beginning of year                                 19,810,186                          18,107,629

Dividends paid                                                       (8,225,000)                         (7,225,000)
                                                                   ------------                        ------------

     Retained earnings, end of year                                $ 21,634,883                        $ 19,810,186
                                                                   ============                        ============

*Reclassified for comparative purposes.

The accompanying notes are an integral part of these financial statements.

                                                       HALMODE APPAREL, INC.

                                                      STATEMENT OF CASH FLOWS

                                               YEARS ENDED DECEMBER 31, 1993 AND 1992



                                                               1993              1992
                                                           -----------       -----------
Cash flows from operating activities
 Net income                                               $ 10,049,697      $  8,927,557
 Adjustments to reconcile net income to net
  cash provided by operating activities
   Depreciation and amortization                               463,657           481,438
   Provision for doubtful accounts                             224,194           611,465
   Gain on disposal of equipment, net                             -              (16,475)
   Changes in assets and liabilities
    Accounts receivable                                         23,374        (2,970,596)
    Inventories                                              4,519,976         4,386,892
    Prepaid expenses and other assets                         (254,145)          595,043
    Cash surrender value of life insuranc                     (113,823)          (37,993)
    Accounts payable                                          (621,857)         (912,127)
    Accrued expenses and other current liabilities             184,520           (27,195)
    Income taxes payable                                       (16,394)          (68,574)
                                                          ------------      ------------

       Net cash provided by operating activities            14,459,199        10,969,435
                                                          ------------      ------------

Cash flows from investing activities
 Proceeds from sale of equipment                                  -               16,475
 Additions to property, plant and equipment                   (179,689)         (235,807)
                                                          ------------      ------------

       Net cash used in investing activities                  (179,689)         (219,332)
                                                          ------------      ------------

Cash flows from financing activities
 Payments of loan payable, banks                            (2,790,000)        5,035,000
 Payments on bankers' acceptances payable                         -           (5,000,000)
 Payments of long-term debt                                 (2,010,829)       (3,615,168)
 Payments of dividends                                      (8,225,000)       (7,225,000)
                                                          ------------      ------------

       Net cash used in financing activities               (13,025,829)      (10,805,168)
                                                          ------------      ------------

Net increase (decrease) in cash                              1,253,681           (55,065)

Cash, beginning of year                                        383,780           438,845
                                                          ------------      ------------

Cash, end of year                                         $  1,637,461      $    383,780
                                                          ============      ============

Supplemental cash flow disclosures
 Interest paid                                            $  1,125,347      $  1,377,732
 Income taxes paid                                             286,491           330,704


The accompanying notes are an integral part of these financial statements.

                      HALMODE APPAREL, INC.

                 NOTES TO FINANCIAL STATEMENTS




1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Inventories

   Inventories are stated at the lower of cost (first-in, first-out) or market.

 Depreciation and Amortization

   Property, plant and equipment is stated at cost.
 Depreciation and amortization is computed by straight-line and accelerated methods over the estimated useful lives of the assets.

   Debt acquisition costs are amortized over the term of the debt.

 Income Taxes

   The Company has elected S Corporation status for Federal income tax purposes and for certain states. Under these elections, the Company's taxable income or loss is reportable by its stockholders on their individual income tax returns, and the Company makes no provisions for Federal income tax and income taxes of the states for which S Corporation status was elected.


2 -  ACCOUNTS RECEIVABLE

   The Company sells women's apparel to a cross section of retailers throughout the country. Accounts receivable financing arrangements with banks provide for advances of up to 85% of all trade receivables with interest at the prime rate. Under an arrangement with an insurer, a substantial portion of the Company's receivables, as defined, are insured. The majority of uninsured receivables are from major retailers.
 All accounts receivable, including amounts due from salesmen, are pledged as collateral for the bank loans.


                        (Continued)

                  HALMODE APPAREL, INC.

             NOTES TO FINANCIAL STATEMENTS




3 -  INVENTORIES

   Inventories consist of:


                                            1993            1992
                                        -----------     -----------

 Finished goods                         $ 6,375,156     $ 8,778,075
 Work in process                          5,129,267       6,164,348
 Raw materials and supplies               1,348,896       2,430,872
                                        -----------     -----------

                                        $12,853,319     $17,373,295
                                        ===========     ===========

4 -  PROPERTY, PLANT AND EQUIPMENT

   Property, plant and equipment are summarized as follows:


                                            1993           1992
                                        -----------     -----------

 Land and buildings                     $ 1,219,650     $ 1,219,650
 Building improvements                    1,332,304       1,316,599
 Machinery and equipment                  4,532,968       4,406,443
 Furniture and fixtures                     374,542         374,542
 Leasehold improvements                   1,062,864       1,062,864
 Delivery equipment                         316,644         279,185
                                        -----------     -----------

                                          8,838,972       8,659,283

  Less - Accumulated depreciation
   and amortization                       6,903,107       6,439,450
                                        -----------     -----------

                                        $ 1,935,865     $ 2,219,833
                                        ===========     ===========

   Additions to machinery and equipment of $48,855 and $293,767 for the years ended December 31, 1993 and 1992, respectively, were financed by long-term debt.

                         (Continued)

                  HALMODE APPAREL, INC.

            NOTES TO FINANCIAL STATEMENTS




5 -  LONG-TERM DEBT

   Long-term debt consists of:

                                                                                  1993              1992
                                                                               ----------         ----------


  Term loans payable - banks, due June 30, 1995, requiring
  quarterly principal payments of $285,156, and balloon
  payments at maturity.  Interest is charged at 1% over the
  lead bank's prime rate.  The loan proceeds were used to
  purchase the remaining shares of stock held by the Company's
  Employee Stock Ownership Trust.  The banks have a security interest in accounts receivable, property, plant and
  equipment, imported inventories, and a life insurance policy, with a face amount of $3,000,000, on the life of an officer.
  The agreement has restrictive provisions affecting working capital and other financial ratios measured at June 30 and
  December 31.                                                                 $2,057,813         $3,923,438

  Registered bonds payable - Industrial Development Authority of the City of Roanoke, Va., due February 1, 1994, requiring annual principal payments of $30,000 and interest at 8-1/4%,
  collateralized by machinery and equipment.                                       30,000             60,000

  Registered bonds payable - Industrial Development Authority of the City of Roanoke, Va., due February 1, 1999, requiring annual principal payments of $30,000 and interest at 10%.
  Proceeds were used to finance an addition to the current
  building structure.
                                                                                  180,000            210,000
  Loan payable for purchase of treasury stock, requiring 20
  equal quarterly principal payments of $11,132 commencing
  April 1, 1990 and interest at 8%.                                                44,527            100,186
                                                                               ----------         ----------
  Subtotal (carried forward)                                                    2,312,340          4,293,624
                                                                               ----------         ----------

                                                (Continued)


                                    -7-

                          HALMODE APPAREL, INC.

                     NOTES TO FINANCIAL STATEMENTS


5 -  LONG-TERM DEBT (Continued)


                                                                                  1993              1992
                                                                               ----------         ----------





   Subtotal (brought forward)                                                  $2,312,340         $4,293,624





  Loan payable, due February 1993, secured by machinery and
  equipment, requiring monthly payments including interest.                         -                  4,237

  Loans payable, due 1995, secured by computer, requiring
  monthly payments including interest.                                             35,748             63,222

  Loans payable, due 1997, secured by computer, requiring
  monthly payments including interest.                                            180,111            220,173

  Loan payable, due 1998, secured by machinery and equipment,
  requiring monthly payments including interest.                                   42,228              -
                                                                               ----------         ----------
                                                                                2,570,427          4,581,256

   Less - Current maturities                                                    1,313,000          1,313,562
                                                                               ----------         ----------

                                                                               $1,257,427         $3,267,694
                                                                               ==========         ==========

   Maturities of long-term debt as of December 31, 1993 for the next five years and thereafter are approximately as follows:


                Year Ending
                December 31,
                ------------

                    1994                  $1,313,000
                    1995                   1,017,000
                    1996                      88,000
                    1997                      89,000
                    1998                      32,000
                    Thereafter                31,000
                                          ----------
                                          $2,570,000
                                          ==========

            Total interest expense for the years ended December 31, 1993 and 1992 was approximately $1,119,000 and $1,380,000, respectively.

                             (Continued)

                   HALMODE APPAREL, INC.

              NOTES TO FINANCIAL STATEMENTS




6 -  SECTION 401(k) PLAN

   The Company has converted its Employee Stock Ownership Plan to a retirement plan which qualifies under Section 401(k) of the Internal Revenue Code (the Code). The plan allows employees to voluntarily contribute up to 15% of compensation, not to exceed the maximum permitted under the Code. The Company makes a matching contribution for each eligible employee with at least 1,000 hours of service, up to a maximum of 4% of the participant's compensation. In addition, the Company may contribute additional amounts, as determined by its Board of Directors. Retirement plan expense was $204,962 and $201,467 for the years ended December 31, 1993 and 1992, respectively.


7 -  RELATED PARTY TRANSACTIONS

   The Company rents certain real property (month-to-month basis) and machinery from partnerships, some of whose partners are officers of the Company. Total rent paid to the partnerships for the years ended December 31, 1993 and 1992 was approximately $26,000 and $39,000, respectively. In addition, the Company is obligated to pay real estate taxes, insurance and repairs for the property.


8 -  MAJOR CUSTOMER

   Sales to one customer for the year ended December 31, 1993 were approximately 13% of total net sales.

                            (Continued)

                      HALMODE APPAREL, INC.

                 NOTES TO FINANCIAL STATEMENTS




9 -  COMMITMENTS

  Lease Commitments

       Minimum future rental payments under noncancelable operating leases with initial terms of one year or more are approximately as follows at December 31, 1993:


                Year Ending
                December 31,
                ------------
                   1994                   $  884,000
                   1995                      821,000
                   1996                      679,000
                   1997                      592,000
                   1998                      396,000
                   Thereafter              1,133,000
                                          ----------
                                          $4,505,000
                                          ==========

            Total minimum future rental payments have not been reduced by approximately $147,000 of sublease rentals to be received under a noncancelable sublease which expires in 1994.

            Net rental expense for the years ended December 31, 1993 and 1992 was approximately $1,076,000 and $914,000, respectively.

  Licensing Agreement

            Effective September 1, 1991, the Company entered into a licensing agreement that requires it to pay royalties of 6% and advertising of 3% on certain net sales. The agreement calls for guaranteed minimum royalties of $500,000 for the initial eighteen-month period, increasing to $700,000 and $900,000 for the two subsequent twelve-month periods, respectively. The Company has a renewal option for an additional three years. A standby letter of credit for $1,000,000 has been issued by a bank on behalf of the Company in connection with the Company's obligations under the agreement.

                           (Continued)

                     HALMODE APPAREL, INC.

                NOTES TO FINANCIAL STATEMENTS




9 -  COMMITMENTS (Continued)

  Licensing Agreement (Continued)

       Royalty expense under this agreement was approximately
  $1,973,000 and $1,310,000 for the years ended December 31, 1993 and 1992, respectively.

  Letters of Credit

       The Company has outstanding approximately $14,053,000 of open letters of credit as of December 31, 1993.